AMENDED AND RESTATED ADMINISTRATIVE SERVICES,
                FINANCIAL MANAGEMENT AND OFFICE SHARING AGREEMENT


This AMENDED AND RESTATED ADMINISTRATIVE SERVICES, FINANCIAL MANAGEMENT AND OFFICE SHARING AGREEMENT (this "Agreement"), dated as of May __, 2001 and effective as of July 1, 2001 (the "Effective Date"), is entered into by and among HELIX BIOMEDIX, INC., a Delaware corporation ("Helix"), and BEATTY FINANCE, INC., a Louisiana corporation ("BFI").

                              PRELIMINARY RECITALS

     WHEREAS, Helix and BFI entered into an administrative Services, Financial Management and Office Sharing Agreement on November 1, 1999 (the "Prior Agreement"), containing provisions relating to the services to be provided to Helix by BFI and the compensation to be paid by Helix to BFI; and

     WHEREAS, Helix and BFI desire to amend and restate the terms governing the relationship between the parties; and

     WHEREAS, Helix has, pursuant to the Prior Agreement, relied upon BFI for certain administrative services and has maintained its corporate office at the offices of BFI; and

     WHEREAS, Helix intends to move its corporate office to the Seattle, Washington metropolitan area on or before September 30, 2001;

     NOW THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Novation.
     ------------
     The Prior Agreement is hereby extinguished and replaced in its entirety by this Agreement.

     2. Administrative Services and Financial Management.
     ----------------------------------------------------
     During the term of this Agreement, BFI agrees to perform general administrative and clerical services for Helix, including (i) maintaining the primary telephone and facsimile lines for Helix and answering the telephone during regular business hours; (ii) greeting guests and business associates of Helix; (iii) opening and routing incoming mail and faxes; and (iv) all similar administrative and clerical functions designated by Board of Directors for Helix.

     3. Office Sharing.
     ------------------
     During the term of this Agreement, BFI agrees to make available for use by Helix (i) the full-time use of one office located within BFI's premises at 210 Baronne Street, Suite 1004, New Orleans, Louisiana 70112, and (ii) the periodic use of a conference room located within BFI's office suite, as requested by Helix from time to time. BFI represents and warrants to Helix that the arrangement contemplated herein does not violate BFI's lease agreement for these premises, or to the extent it would otherwise violate the terms of such lease, BFI has obtained the written consent of the Lessor.

     4. Term.
     --------
     This Agreement shall be effective as of the Effective Date and shall expire on or before the earlier of (i) September 30, 2001 or (ii) such earlier date as Helix shall have given written notice to BFI of its relinquishment of its rights under this Agreement.

     5. Compensation.
     ----------------
     As compensation for all past services rendered by and all future services which may be rendered by BFI pursuant to this Agreement, Helix shall pay to BFI the sum of Twenty Five Thousand Dollars ($25,000), such sum being due and payable on the Effective Date.

     6. Assignment.
     --------------
     No party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding and inure to the benefit of the respective legal representatives, heirs, successors, affiliates and assigns of the parties hereto, whether expressed or not.

     7. Severability.
     ----------------
     If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

     8. Counterparts.
     ----------------
     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

     9. Descriptive Headings: Interpretation.
     ----------------------------------------
     The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than limitation.

     10. Entire Agreement.
     ---------------------
     Except as otherwise expressly set forth herein, this Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral and written understandings and agreements with respect to the subject matter hereof.

     11. Governing Law.
     ------------------
     This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Washington.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above first written.




HELIX BIOMEDIX, INC.



-----------------------------------
By:




BEATTY FINANCE, INC.


/s/ R. Stephen Beatty
-----------------------------------
By:  R. Stephen Beatty, President